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                                                                    EXHIBIT 10.1


                             HIGHLAND FEDERAL BANK


              1994 STOCK OPTION AND PERFORMANCE SHARE AWARD PLAN


                      I. ESTABLISHMENT AND ADMINISTRATION


1.   Purpose.

           The purpose of this 1994 Stock Option and Performance Share Award Plan (this "Plan") are to provide long-term incentives and rewards to key employees and directors of Highland Federal Bank, a Federal Savings Bank (the "Bank"), to assist the Bank in attracting and retaining directors and key employees on a basis competitive with industry practices, to align the interests of key employees and directors with those of the Bank's stockholders, and to provide additional compensation to directors and key employees.

2.   Effective Date.

           This Plan shall be effective as of the date of its adoption by the Board of Directors of the Bank (the "Adoption Date"), subject to the approval of this Plan by the holders of a majority of the issued and outstanding shares of common stock, stated value $1.00, of the Bank (the "Common Stock") at the Bank's 1994 Annual Meeting of Stockholders (the "Approval Date"). Grants of "Options" and "Awards" (as hereinafter defined) may be made under this Plan on and after the Adoption Date, but all rights of the participants shall be subject to such stockholder approval of this Plan. In the event such stockholder approval is not obtained, all Options and Awards under this Plan shall be null and void ab
                                                                        --
initio.
------

3.   Administration of this Plan.

     3.1 This Plan shall be administered by the Personnel/Compensation Committee of the Board of Directors of the Bank, or such other committee of the Board of Directors as shall be designated by the Board of Directors (the "Committee"). Each member of the Committee shall be a "disinterested person," as such term is defined in Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934 (the "1934 Act") and that was effective on May 1, 1991 ("New Rule 16b-3"), and no member of the Committee shall be eligible to participate in this Plan or in any other plan of the Bank if such participation would cause such member to cease to be a disinterested person.

     3.2 The Committee shall have full power and authority in its discretion, subject to and not inconsistent with the express provisions of this Plan, to take any and all actions required or permitted to be taken under this Plan. Such full power and authority shall include, without limitation, the selection of participants to whom Options or Awards shall be granted; the determination of the number of shares of Common Stock purchasable upon the exercise of each Option granted to each participant and the amount payable by the participant upon the exercise thereof (the "Exercise Price"); the determination of



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the number of shares subject to each Award; the terms and conditions of each grant of Options and Awards, including without limitation establishing the objectives and conditions, if any, for the earning or vesting of Options and Awards; the right to interpret and construe each provision of this Plan and of all agreements and instruments reflecting the terms and conditions of all grants hereunder (the "Agreements"); the making of all required or appropriate determinations under this Plan and the Agreements; and the adoption, amendment and recision of such rules and regulations relating to this Plan as the Committee shall determine in its discretion (the"Rules"); in each case subject to the express provisions of this Plan.

     3.3 The interpretation or construction by the Committee of this Plan, any Agreement or any Rule and all determinations by the Committee shall in each case be final, binding and conclusive with respect to all interested parties, unless otherwise determined by the Board of Directors. No member of the Committee shall be personally liable for any action, failure to act, determination, interpretation or construction made in good faith.

     3.4 The Committee shall determine the "fair market value" of the Common Stock from time to time in accordance with such procedures for the determination thereof as the Committee shall determine.

4.   Participants.

           Except as provided in Section III hereof, participants in this Plan shall be key employees of the Bank or its subsidiaries selected by the Committee. Key employees may include officers of the Bank who are also directors of the Bank, but except as provided in Section III hereof, may not include directors who are not also employees of the Bank or its subsidiaries. Nothing set forth in this Plan or in any Agreement shall confer upon any employee or officer any right to continue in the employ of the Bank or its subsidiaries or as an officer of the Bank, nor limit in any manner the right of the Bank to terminate such employment or office for any reason whatsoever, with or without good cause. No employee or other person shall have any right to be granted an Option or an Award.

5.   Shares of Stock Subject to this Plan.

           The shares available for issuance under this Plan pursuant to the exercise of "ISO's," "NQSO's" and "Directors' Options" or pursuant to "Awards" (as each such term is hereinafter defined) shall consist of 100,000 shares of Common Stock in the aggregate, subject to adjustment as provided in Section 19. Such number of shares shall be set aside out of the authorized but unissued shares of Common Stock not reserved for any other purpose. Should an Option expire any reason without being exercised, or be cancelled in whole or in part, or should an Award to a participant be forfeited or terminated for any reason, the shares of Common Stock subject to such Option or Award shall again be available for issuance under this Plan.

                      II. STOCK OPTIONS FOR KEY EMPLOYEES

6.   Grant of Options.

           The Committee may from time to time, in its sole discretion, award to such key employees as it designates options to purchase shares of the Common Stock (the "Options"). In connection therewith, the Committee shall have full and final authority in its discretion (i) in the case of each

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Option, to determine whether the Option shall be an incentive stock option (an
"ISO") pursuant to Section 422 of the Internal Revenue Code of 1986 (the "IRC"), as such section may from time to time be amended or supplemented, or an Option that does not qualify under such Section 422 (an "NQSO"), (ii) to determine the time or times at which Options will be awarded, (iii) to determine the number of shares that may be purchased upon the exercise of each Option, (iv) to determine the exercise (i.e. purchase) price for the shares purchasable upon the exercise of each Option, which price shall not be less than the minimum specified in
Section 7.1, (v) to determine the time or times when each Option shall become exercisable and the duration of the exercise period, and (vi) to prescribe the form or forms of the Agreements reflecting the terms and conditions of each Option.


7.   Exercise Price and Consideration.

     7.1 The Exercise Price shall be determined by the Committee at the time of each grant of Options, and shall not be less than 100% of the fair market value of the Common Stock on the date on which the Option is granted.

     7.2 The Exercise Price shall be paid in cash or, if the Committee so permits at the time of grant or at any time thereafter and if then permitted by the Bank's Charter and the rules of the Office of Thrift Supervision (the "OTS"), by (i) the surrender, at the fair market value on the date on which the Option is exercised, of shares of the Common Stock, or (ii) any combination of cash and such shares. Notwithstanding the foregoing, if then permitted by the Bank's Charter and the rules of the OTS, the Exercise Price may also be paid by delivery to the Bank of (I) cash in the amount that is not less than the aggregate par value of the shares being purchased, and (II) a binding, joint and several obligation of the participant and a financial institution or broker approved by the Bank to pay the balance of the Exercise Price on such terms as may be specified from time to time by the Committee; provided, however, that a
                                                     --------  -------
participant may pay the Exercise Price pursuant to this sentence if and only if either (x) the Option being exercised is an NQSO, or (y) the Option being exercised is an ISO and the Bank is satisfied that the participant understands that the effect of such arrangement will be to cause a "disqualifying disposition" of the participant's shares and a loss to the participant of the favorable tax treatment of such ISO provided by the IRC.


8.   Manner of Exercise.

           Unless and to the extent otherwise provided in the applicable Agreement, and subject to the limitations set forth in this Plan, each Option may be exercised from time to time in whole or in part by the participant delivering to the Bank at its main office (to the attention of the Chief Financial Officer) written notice of the number of shares with respect to which the Option is being exercised accompanied by full payment to the Bank of the Exercise Price of the shares being purchased; provided, however, that in the
                                              --------  -------
event the consideration is other than cash, such written notice shall include the participant's election to pay some or all of the Exercise Price as otherwise permitted by Section 7.2, in which case the participant shall have a reasonable time (as determined by the Committee) to arrange for the delivery to the Bank of the balance of the Exercise Price or the agreement that will reflect the terms of such payment.


9.   Duration and Period for Exercise of Options.

     9.1 Each Option shall be exercisable on such dates and during such period as shall be determined by the Committee at the time of grant, provided that (i) no ISO shall be exercisable after the expiration of 10 years after the grant date, and (ii) with respect to each grant of Options to a participant


                                       3


















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that is required to file reports pursuant to Section 16(a) of the 1934 Act, no
Option shall be exercisable prior to six months after the earlier of (I) the date it is granted, and (II) the Approval Date. Subject to the foregoing, the Committee shall specify at the time each Option is granted, and shall set forth in the corresponding agreement the time or times at which, and in what proportions, the Option may be exercised.

     9.2 Upon the termination of the employment by the Bank or its subsidiaries of a participant, such participant's rights to exercise an Option then held shall be as follows, subject to the authority of the Committee to extend the exercisability of an Option in its sole discretion (with the consent of the participant or the participant's legal representative in the case of an
ISO):

                 (a)   Death or Permanent and Total Disability. If the
                       ---------------------------------------
     employment is terminated by reason of the death or "permanent and total disability" (as defined in Section 22(e)(3) of the IRC) of the participant, each Option held by the participant on the date of termination shall expire on the earlier of (i) the date that is 12 months after the date of termination of employment, or (ii) the fixed expiration date of such Option.

                 (b)   Other Disability.  If the employment is terminated by
                       ----------------
     reason of the disability of the participant that is not permanent and total disability (as defined in Section 22(e)(3) of the IRC), each Option held by the participant on the date of termination shall expire the earlier of (i) the date that is three months after the date of termination of employment for each Option that is an ISO, or the date that is 12 months after the date of termination of employment for each Option that is an NQSO, or (ii) the fixed expiration date of such Option.

                 (c)   Other Termination.  If the employment is terminated by
                       -----------------
     any reason other than death or disability, each Option held by the participant on the date of termination shall expire on the earlier of (i) the date that is three months after the date of termination of employment, or (ii) the fixed expiration date of such Option.


     9.3 If the employment of a participant is terminated by reason of the death of the participant, all Options held by such participant shall become immediately vested, notwithstanding any conditions to the vesting of such Options set forth herein or in the Agreement reflecting such Options. If the employment of a participant is terminated by any reason other than the death of the participant, all Options not vested as of the time of termination shall be forfeited, subject to the authority of the Committee to authorize for such participant either or both (i) the immediate vesting of such portion of such Options as it may determine, notwithstanding any conditions to the vesting of such Options set forth herein or in the Agreement reflecting such Options, and
(ii) that some or all of such Options not be so forfeited.

     9.4 The Options of a participant who dies shall be exercisable by a legatee or legatees of such Options under the participant's last will, or by such participant's executor, personal representative or distributees. However, in the event of a participant's death after the date of termination of employment that occurs for another reason, such deceased's particpant's Options shall expire in accordance with their terms as if such participant were still living.

     9.5 The Committee shall have the authority to determine the reason for and date of termination of employment of each participant (including but not limited to determining whether a termination is by reason of disability or retirement), which determination shall be final, binding and conclusive on all interested parties.

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10.  Limitation on Grant of ISO's.

     10.1 The aggregate fair market (determined as of the time the Option is granted) of the shares of Common Stock for which ISO's may first be exercisable by an participant during any calendar year shall not exceed $100,000.

     10.2 No ISO may be granted under this Plan after the 10th anniversary of the Adoption Date.

     10.3 No ISO may be granted to any employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Bank.

11.  Acceleration of Options.

           In the event that the Bank enters into one or more agreements to dispose of all or substantially all of its assets or the Bank's stockholders dispose of or become obligated to dispose of 50% or more of the outstanding shares of Common Stock, other than to the Bank or a subsidiary of the Bank, in either case by means of a tender offer, sale, merger, reorganization or liquidation, in one or a series of related transactions (an "Acceleration Event"), then each outstanding Option shall become exercisable during the 30 days immediately prior to the scheduled consummation of the Acceleration Event with respect to the full number of shares for which such option has been granted: provided, however, that no Acceleration Event shall be deemed to occur
         --------  -------
for purposes of this section in the event that (i) the terms of the agreements pursuant to which such transaction is occurring require as a condition to the consummation thereof that each Option shall either be assumed by a successor corporation or parent thereof or be replaced with a comparable option to purchase shares of capital stock of a successor corporation or parent thereof, and (ii) the transaction is approved by a majority of the directors who have been in office for more than 12 months prior to the scheduled consummation of the transaction. Any exercise of Options during such 30-day period shall be conditioned upon the consummation of the Acceleration Event and shall be effective only concurrently with the consummation of the Acceleration Event, and in the event the Acceleration Event is not consummated all exercises of Options made pursuant to this section shall be of no further force or effect; unless, with respect to any such Option, such Option was otherwise exercisable in accordance with its terms without regard to this section and the participant exercising such Option indicates in writing that such exercise is not conditioned on the consummation of the Acceleration Event. Upon consummation of the Acceleration Event, all outstanding Options, whether or not accelerated pursuant to this section, shall expire and cease to be exercisable, unless assumed by the successor corporation or a parent thereof.

12.  Cancellation and Repricing of Options.

     12.1 The Committee shall have the authority to effect, at any time and from time to time, with the consent of the affected participant, the cancellation of any or all outstanding Options and the grant in substitution therefor of new Options under this Plan (subject to the limitations hereof) providing for the purchase of the same or a different number of shares of Common Stock at an Exercise Price not less than 100% of the fair market value of the Common Stock on the new grant date. The Agreement reflecting the terms of the new Options may, in the discretion of the Committee, include the same terms and conditions as the Agreement reflecting the terms of the old Options including, without limitation, the same vesting schedule.

     12.2 The Committee may, in its discretion, amend the terms of any Agreement, with the consent of the affected participant, to provide that the Exercise Price of the shares remaining subject to the

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original Option shall be reestablished at a price not less than 100% of the fair market value of the Common Stock on the effective date of such amendment.


             III. GRANT OF STOCK OPTIONS TO NON-EMPLOYEE DIRECTORS


13.  Grant of Directors' Options.

     13.1 The Bank hereby grants, on the terms and subject to the conditions set forth in this Section III, the number of NQSO's set forth below to each "Non-Employee Director." Each person who, as of a particular date, is a director of the Bank but either (i) at the time of his or her initial election as a director was not (or is not) an employee of the Bank or (ii) on the date of any grant of options pursuant to this Section 13 is not an employee of the Bank, shall be deemed a "Non-Employee Director." Such NQSO's are referred to herein as "Directors' Options."

     13.2 Directors' Options shall be deemed granted to the following Non-Employee Directors at the following times:

                 (a) On the Adoption Date, but subject to the approval of this Plan by the stockholders of the Bank as provided for in Section 2, a Directors' Option to purchase 2,500 shares of Common Stock to each person who is a Non-Employee Director as of the Adoption Date.

                 (b) On the day following the date the current President retires as an employee of the Bank, a Directors' Option to purchase 2,500 shares of Common Stock to the current President.

                 (c) On March 31, of each year, a Directors' Option to purchase 2,500 shares of Common Stock to each Non-Employee Director who has not received a Directors' Option pursuant to this Section III during the three years preceding such date. Thus, the first Directors' Options granted pursuant to this paragraph shall be granted on March 31, 1997, and shall be granted to each director then in office who last received a Directors' Option prior to March 31, 1994.

     13.3 Each Directors' Option granted to a director shall be an "Option" as defined in this Plan, including without limitation for the purpose of applying Sections 5, 7.2, 11 and 19.1 (but not for the purpose of applying Sections 9 or 12).

14.  Terms and Conditions of Directors' Options.

           Each Directors' Option granted to a director pursuant to this
Section III shall:

                 (a)   Have a term of five years from the date granted.

                 (b) Not be exercisable prior to six months after the date of grant (which, for the Directors' Options granted pursuant to Section 13.2(a), shall be deemed the Approval Date).

                 (c) Have an Exercise Price equal to 100% of the fair market value of the Common Stock on the date of grant.

              (d) Except as provided in Section 14(e) below, be exercisable if and only if, on the date of exercise, such director has been a Non-Employee Director for at least three years; thus (i) the Directors' Option granted to a Non-Employee Director pursuant to Section 13.2(b) shall not be exercisable until the third anniversary of his termination as an employee of the Bank, and (ii) in the event of the termination of such director's status as a director prior to such third anniversary, all Directors' Options granted to such director shall expire upon such termination. Subject to such requirement, such Directors' Option shall not be affected by such director's termination as a director, and shall remain exercisable on the terms set forth herein for the balance of the term of such Directors' Option.

              (e) Notwithstanding Section 14(d), in the event of the termination of a Non-Employee Director by reason of death, and if on the date of death he or she has not been a Non-Employee Director for three years, all Directors' Options granted to such Non-Employee Director shall become immediately exercisable and shall remain exercisable until first anniversary of the date of his or her death, at which time all unexercised Directors' Options shall expire.

              (f) Be exercisable for the consideration and in the manner provided in Section 7.2 and 8.

15.  Effect of Insufficient Available Shares.

           Each Non-Employee Director's right to the Directors' Option granted pursuant to this Section III shall be subject to three being, at the time of each grant thereof, shares of Common Stock remaining available for issuance under this Plan in accordance with Section 4. In the event that as of the date on which a grant is made to one or more Non-Employee Directors insufficient shares of Common Stock are then available for issuance under this Plan to provide 2,500 shares to each such Non_Employee Director, the number of shares subject to each such grant of Directors' Options shall be reduced proportionately.

                         IV. PERFORMANCE SHARE AWARDS

16.  Grant of Performance Shares Awards.

     16.1 The Committee may from time to time, in its sole discretion, award to such key employees as it designates the right to receive shares of Common Stock ("Performance Shares") that are not to be issued by the Bank or delivered to the participant unless and until certain performance criteria have been attained by the Bank (an "Award").


     16.2 In connection therewith, the Committee shall have full and final authority in its discretion in the case of each Award to determine the time or times at which Awards will be granted, the number of Performance Shares subject to each Award, the performance criteria to be established under which receipt of the Performance Shares will be conditioned, the duration of the periods over which such performance will be measured and the other terms and conditions of each Award, and to prescribe the form or forms of the Agreements reflecting the terms and conditions of each Award. The terms and conditions of Awards need not be the same for each participant. Performance Shares previously granted pursuant to Awards but which are forfeited or terminated shall be available for future Options or Awards.

      16.3 In addition to such criteria as the Committee shall establish for the issuance of Performance Shares, each issuance of Performance Shares shall be further conditioned on the determination of the Committee or the Board of Directors that fair value of the services rendered by the participant between the date the Award to such participant is granted and the date the Performance Shares are issuable exceeds all other compensation paid to such participant for such period by an amount not less than the fair market value of the Performance Shares on the date they are issuable. The Committee or the Board shall make each such determination promptly and in good faith, and such determination shall be conclusive.

17.  Terms and Conditions of Awards.

             All Awards shall be subject to the following terms and conditions:

                (a) Each Award shall be confirmed by, and subject to the terms of, an Agreement executed by the Bank and the participant.

                (b) If, or to the extent that, applicable performance criteria have been satisfied, certificates evidencing the Performance Shares shall be delivered to the participant.

                (c) Subject to such exceptions as may be determined by the Committee either at the time of the Award or at any time thereafter, if a participant's continuous employment with the Bank or any of its affiliates shall terminate for any reason, all outstanding Awards to such participant shall thereupon be forfeited.

18.  Acceleration of Issuance of Performance Shares.

             All Performance Shares subject to an outstanding Award shall be issued by the Bank to the participants at such time as any Acceleration Event is consummated: provided, however, that no Acceleration Event shall be deemed to
             --------  -------
occur for the purposes of this section in the event that (i) the terms of the agreements pursuant to which such transaction is occurring require as a condition to the consummation thereof that each Award shall either be assumed by a successor corporation or parent thereof or be replaced with a comparable award of shares of capital stock of the successor corporation or parent thereof, and
(ii) the transaction is approved by a majority of the directors who have been in office for more than 12 months prior to the scheduled consummation of the transaction.

                             V. GENERAL PROVISIONS

19.  Adjustments and Changes in the Common Stock.

     19.1 In the event that the shares of Common Stock as presently constituted shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Bank, or if the number of such shares of Common Stock shall be increased through the payment of a stock dividend, then unless such change results in the termination of all outstanding Options or Awards pursuant to the provisions of Sections 11 or 18, there shall be substituted for or added to each share of Common Stock theretofore appropriated or thereafter subject or which may become subject to an Option or an Award, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be so changed, or for which each share shall be exchanged, or to which each such share shall be entitled, as the case may be. Each Agreement shall be deemed amended appropriately as to price and other terms as may be necessary in the determination of the Committee to reflect the foregoing events. In the event there shall be any other change in the number or kind of the outstanding Common Stock, or of any stock or securities into which such shares have been changed, or for which it shall have been exchanged, then if the Committee shall, in its sole discretion, determine that such change requires an adjustment in the terms of any Option or Award granted or that may be granted, such adjustment shall be made in accordance with such determination and each Agreement reflecting such terms shall be deemed amended. Fractional shares resulting from any adjustment in Options or Awards pursuant to this section shall be rounded down to the nearest whole number of shares.

     19.2 Notwithstanding the foregoing, any and all adjustments in the terms of ISO's shall comply in all respects with applicable sections of the IRC and the regulations thereunder.

     19.3 Notice of any adjustment in the terms of Options or Awards shall be given by the Bank to each holder of an Option or Award that has been so adjusted. However, such adjustment shall be effective and binding for all purposes whether or not such notice is given or received.


20.  Application of New Rule 16b-3.

            This Plan shall be governed by New Rule 16b-3.


21.  No Rights as Stockholder.

            No participant shall have the rights as a holder of Common Stock with respect to Options or Awards unless and until certificates for shares of such stock are issued to the participant or the participant's legal representative.

22.  Withholding Taxes.

            The Bank shall have the right to withhold from the participant, at the time of the issuance by the Bank of any shares, any federal, state or other taxes required by law to be withheld with respect to such issuance or to require (though withholding from the participant's salary or otherwise) the payment by the participant of any such taxes.

23.  Non-Transferability.

            No Option or Award may be in any way transferred, assigned, pledged or hypothecated by the participant to which it was granted or awarded, other than by will or the laws of descent and distribution, and Option may be exercised during the participant's lifetime only by the participant or the participant's legal representative; provided, however, that the Committee may
                                    --------  -------
upon request consent to transfers of NQSO's or Awards as it may determine in its sole discretion, if such transfer is pursuant to a "qualified domestic relations order" as defined by the IRC, and subject to such conditions as the Committee may require

24.  Amendments and Termination.

     24.1 This Plan and all grants of Options and Awards are subject to such rules, regulations orders and policies (collectively, "Directives") of the OTS as may be promulgated from time to time. In the event that the Committee or the Board of Directors determines at any time or from time to time that a Directive requires that the terms of any outstanding Option or Award be modified, the Committee or the Board of Directors shall have the right and power to amend any outstanding Agreement, or otherwise modify the terms of any outstanding Option or Award, without the consent of the affected participant(s) and irrespective of whether such modification is (i) consistent with the terms and this Plan, or
(ii) adverse to such participant(s).

     24.2 In addition to such amendments as are provided for in Section 12, with the consent of the affected participant the Committee may amend any outstanding Agreement in a manner not inconsistent with this Plan.

     24.3 Unless the holders of at least a majority of the issued outstanding shares of Common Stock shall have approved thereof, no amendment of this Plan shall be effective which would (i) increase the maximum number of shares of Common Stock referred to in Section 5, or (ii) increase in any material manner the benefits to Non-Employee Directors set forth in Section III of this Plan. For the purposes of this section, any (I) cancellation and reissuance, or (ii) repricing of any Options granted at a new Exercise Price as provided in Section 12 shall not constitute an amendment of this Plan. Subject to such limitations and other limitations as may be imposed by applicable law, this Plan may be amended from time to time by the Board of Directors.

     24.4 The provisions of Article III hereof may not be amended more than once every six months, other than to comport with changes in the IRC, the Employee Retirement Income Security Act, or the rules thereunder.

     24.5 The Board of Directors may at any time terminate or from time to time amend this Plan in whole or in part, but no such action shall adversely affect any rights or obligations with respect to any Options or Awards theretofore granted under this Plan.

25.  Governing Law.

            The validity and construction of this Plan and the Agreements shall be governed by the laws of the State of California, except to the extent that the federal law of the United States and the rules and regulations adopted thereunder are mandatorily applicable thereto.

                            STOCK OPTION AGREEMENT

          THIS STOCK OPTION AGREEMENT (this "Agreement") is entered into as of the ______ day of ____________, by and between HIGHLAND FEDERAL BANK, A FEDERAL SAVINGS BANK (the "Company"), and ____________ ("Grantee").

          1. Grant of Option
             ---------------

                1.1 Number of Option Shares and Exercised Price. The Company
                    -------------------------------------------
desiring to provide Grantee an opportunity to purchase shares of the Company's common stock, stated value $1.00 per share ("Common Stock"), and to provide Grantee with an added incentive to remain an employee and an officer if the Company, has awarded to Grantee, by resolution of the Personnel/Compensation Committee of the Board of Directors of the Company (the "Committee") and pursuant to the authority delegated to the Committee pursuant to the company's 1994 Stock Option and Performance Share Award Plan (the "Plan"), and Grantee hereby accepts, an option to purchase _______ shares of common Stock (the "Option Shares") at a price of $________ per share (the "Option"). The Option is intended to be "an incentive stock option" as defined in Section 422A of the Internal Revenue Code of 1986, as amended.

                1.2 The Plan. The Option and this Option Agreement shall be
                    --------
governed by, and be subject to the terms and conditions of, the Plan, the provisions of which are hereby incorporated into this Agreement.

                1.3 Term. Grantee shall be entitled to purchase Option shares,
                    ----
in whole or in part, at any time and from time to time, for a period (the "Term") commencing on the day the Option vests in accordance with Section 1.4 hereof and ending at ____________ Los Angeles time on _____________ and, to the extent not exercised during the Term, the Option shall then expire; provided,
                                                                    --------
however, that upon the termination of Grantee's employment by the company during
-------
Term, for any reason, the unexercised portion if the Option shall expire in accordance with the terms of the Plan.

                1.4 Vesting Schedule. Subject to the provisions of Section 11 of
                    ----------------
the Plan upon the occurrence of an "Acceleration Event," the Option shall vest as follows: The Option shall vest immediately as to the entire _____________ Option Shares.

          11.   Non-Transferability. The Option may not be transferred,
                -------------------
assigned, pledged, hypothecated or otherwise disposed if in any way, whether by operation of law or otherwise, except in accordance with the terms of the Plan.

           3.  Mechanics of Exercise. The Option may be exercised by Grantee by
               ---------------------
giving written notice of exercise to the Company specifying the number of Option Shares to be purchased, and otherwise as provided in the Plan or as then permitted by the Committee.

           4.  Employment Obligation. Nothing in this Agreement shall be
               ---------------------
construed to confer upon Grantee any right to continued employment by the Company or to restrict in any way the right of the Company to terminate Grantee's employment or to modify the terms or conditions thereof.

           5.  Notices. Any notice to be given to the Company shall be addressed
               -------
to the Company at its principal office, and any notice to be given to the Grantee shall be addressed to him at such address as Grantee may hereafter designate in writing to the Company and, if no such address is designated, the address of the Grantee then maintained by the Company.

           IN WITNESS WHEREOF, the parties have entered into this Agreement as of the day and year first written above.


                                          HIGHLAND FEDERAL BANK
                                          A FEDERAL SAVINGS BANK


-------------------------            By:  ----------------------------
                                          STEPHEN N. RIPPE
                                          President and Chief Executive Officer

                         HIGHLAND FEDERAL BANK, F.S.B.

                          PERFORMANCE SHARE AWARD AND
                          RESTRICTED STOCK AGREEMENT


          This Performance Share Award and Restricted Stock Agreement ("Agreement") is entered into the 16th day of April by and between Highland Federal Bank, a Federal Savings Bank ("Highland"), and Stephen N. Rippe, an individual (the "Participant").

          WHEREAS, the Participant is an employee of Highland;

          WHEREAS, Highland's 1994 Stock Option and Performance Share Award Plan (the "Plan") provides for the award to designated participants in the Plan by the committee of the Board of Directors of Highland administering the Plan (the "Committee") of the right to receive shares ("Performance Shares") of common stock, stated value $1.00 per share, of Highland ("Common Stock") that are not to be issued by Highland or delivered to a participant unless and until certain performance criteria have been attained by Highland and the Committee further determines that the fair value of the services rendered by a participant between the date of the award and the date the Performance Shares are issuable exceeds all other compensation paid to such participant for such period by an amount not less than the fair market value of the Performance Shares on the date they are issuable;

          WHEREAS, in 1996 the Committee approved a Performance Share grant schedule ("Schedule") which established an award ("Award"), effective as of January 1, 1996, to the Participant of the right to receive Performance Shares based on the attainment of specified levels of total shareholder return on the Common Stock of Highland for the period from January 1, 1996 to December 31, 1996 (the "Total Shareholder Return"), and subject to final determination of the Committee, in its sole discretion, that the Total Shareholder Return was not substantially due to general economic conditions or industry factors (the "Committee Final Determination");

          WHEREAS, pursuant to the Award and the Total Shareholder Return of 40%, the Participant is entitled to receive 5,000 Performance Shares, subject to the Committee Final Determination and the terms and conditions set forth herein; and

          WHEREAS, on April 16, 1997 the Committee made the Committee Final Determination and also determined that the fair value of the services rendered by the Participant between January 1, 1996 and April 16, 1997 exceeds all other compensation paid to the Participant for such period by an amount not less than the fair market values of the 5,000 Performance Shares on April 16, 1997.

           NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants and agreements contained herein, the parties hereto mutually agree as follow;

           1.    Grant of Award: Certain Terms and Conditions.  Pursuant to the
                 --------------------------------------------
Award, Highland issues to the Participant and the Participant hereby accepts, 5,000 Performance Shares, subject to all of the terms and conditions set forth in this Agreement, including the restrictions imposed pursuant to Section 2 hereof; provided however, that on April 16, 1997, such restrictions shall terminate with respect to _____ Performance Shares issued hereby, and on January 1, 1998, such restrictions shall terminate with respect to _____ Performance Shares issued hereby, and on January 1, 1999, such restrictions shall terminate with respect to ______ Performance Shares issued hereby (the termination of such restrictions with respect to any Performance Share, for any reason, shall be referred to herein as the "vesting" of such share).

           2. Restrictions. Until a Performance Share vests, it may not be sold, assigned, conveyed, gifted, pledged, hypothecated, or otherwise transferred in any manner by the Participant, other than by will or the laws of descent and distribution; provided, however, that the Committee may upon
                          --------  -------
request consent to a transfer of Performance Shares as it may determine in its sole discretion, if such transfer is pursuant to a "qualified domestic relations order" as defined by the Internal Revenue Code of 1986, as amended, and subject to such conditions as the Committee may require.

           3.    Acceleration of Vesting.
                 -----------------------

           (a) Notwithstanding anything to the contrary contained in this Agreement, upon the consummation of an Acceleration Event (as hereinafter defined), all of the then unvested Performance Shares shall vest upon the date of such event and shall be issued to the Participant at such time, provided, however, that no Acceleration Event shall be deemed to occur for the purposes of accelerated vesting of the Performance Shares in the event that (i) the terms of the agreement or agreements pursuant to which such transaction is occurring require as a condition to the consummation thereof that each award of Performance Shares shall either be assumed by a successor corporation or parent thereof or be replaced with a comparable award of shares of capital stock of the successor corporation or parent thereof, and (ii) the transaction is approved by a majority of the directors who have been in office for more than 12 months prior to the scheduled consummation of the transaction.

           (b) An "Acceleration Event" shall mean an event whereby Highland enters into one or more agreements to dispose of all or substantially all of its assets or Highland's stockholders dispose of or become obligated to dispose of 50% or more of the outstanding shares of common stock of Highland, other than to Highland or a subsidiary of Highland, in either case by means of a tender offer, sale, merger, reorganization or liquidation, in one or a series of related transactions.

           4.    Forfeit of Performance shares.  Notwithstanding anything to the
                 -----------------------------
contrary contained in this Agreement, if the Participant's continuous employment with Highland or any of its subsidiaries terminates for any reason, or for no reason, then, unless the Committee shall determine otherwise, each then unvested Performance Share (together with any cash, property or securities comprising all or any part of such Performance Share as provided in Section 7 hereof) shall be forfeited to Highland by the Participant.

           5.  Payment of Withholding Taxes. If Highland becomes obligated to
               ----------------------------
withhold an amount on account of any federal, state or local tax imposed as a result of the issuance of Performance Shares to the Participant pursuant to this Agreement or the termination of the restrictions imposed upon the Performance Shares hereunder, including, without limitation, any federal, state or other income tax, or any F.I.C.A., state disability insurance tax or other employment tax (the date upon which Highland becomes so obligated shall be referred to herein as the "Withholding Date"), then the Participant shall pay such amount (the "Withholding Liability") to Highland on the Withholding Date in cash or by check payable to Highland, or by the withholding of the Withholding Liability from the Participant's salary.

           6.  Escrow.
               ------

           (a) Until a Performance Share vests, (i) the record address of the holder of record of such Performance Share shall be c/o the Chief Financial Officer of Highland at the address of Highland's principal executive office,
(ii) the stock certificate representing such Performance Share (together with any cash, property or securities comprising all or any part of such Performance Share as provided in Section 7 hereof) shall be held in escrow in the custody of the Chief Financial Officer of Highland, duly endorsed in blank or accompanied by a duly executed stock power, and (iii) such stock certificate shall contain the following legend:

           "The transfer and registration of transfer of the securities represented by this certificate are subject to certain restrictions as provided in a Performance Share Award and Restricted Stock Agreement dated April 16, 1997 by and between Highland Federal Bank, F.S.B., and [name of the Participant to be inserted]."

           (b) From and after the date upon which a Performance Share vests, the holder of record of such Performance Share shall be entitled (provided that the Participant shall have paid any Withholding Liability to Highland pursuant to
Section 5 hereof) to receive the stock certificate representing such Performance Share (together with any cash, property or securities comprising all or any part of such Performance Share as provided in Section 7 hereof), which stock certificate shall not contain the legend set forth in subsection (a) above.

           7.  Voting; Dividends; Certain Corporate Transactions. The holder of
               -------------------------------------------------
record of any Performance Share shall be entitled to exercise all voting rights with respect to such share and to receive all regular cash dividends paid with respect thereto. In the event that the outstanding securities of any class then comprising the Performance Shares are increased, decreased or exchanged for or converted into cash, property or a different number or kind of securities, or cash, property or securities are distributed in respect of such outstanding securities, in either case as a result of a reorganization, merger, consolidation, recapitalization, reclassification, dividend (other than a regular cash dividend) or other distribution, stock split, reverse stock split or the like, then, unless the Committee shall determine otherwise, the term "Performance Shares" shall, from and after the date of such event, include such cash, property or securities so distributed in respect of the Performance Shares, or into or for which the Performance Shares are so increased, decreased, exchanged or converted.

       8.   Plan.  The Performance Shares are being issued pursuant to the Plan,
            ----
and are subject to all the terms and conditions of the Plan, as the same may be amended from time to time; provided, however, that no such amendment shall
                           --------  -------
deprive the Participant, without his or her consent, of any of the Participant's rights under this Agreement. The interpretation and construction by the Committee of the Plan, this Agreement and such rules and regulations as may be adopted by the Committee for the purpose of administering the Plan shall be final and binding upon the Participant.

       9.   Employment Rights.  No provisions of this Agreement shall (i) confer
            -----------------
upon the Participant any right to continue in the employ of Highland or any of its subsidiaries, (ii) affect the right of Highland or any of its subsidiaries to terminate the employment of the Participant, with or without cause, or (iii) confer upon the Participant any right to participate in any employee welfare or benefit plan or other program of Highland or any of its subsidiaries. The Participant hereby acknowledges and agrees that Highland or any of its subsidiaries may terminate the employment of Participant at any time and for any reason, or for no reason, unless Participant and Highland or such subsidiary are parties to a written employment agreement that expressly provides otherwise.

       10.  Governing Law.  This Agreement shall be governed by and construed
            -------------
and enforced in accordance with the laws of the State of California without reference to choice or conflict of law principles, except to the extent that the federal law of the United States and the rules and regulations thereunder are mandatorily applicable hereto.

       11.  Amendments.  The Plan and this Agreement are subject to such rules,
            ----------
regulations, orders and policies (collectively, "Directives") of the Office of Thrift Supervision as may be promulgated from time to time. In the event that the Committee or the Board of Directors determines at any time or from time to time that a Directive requires that the terms of the award of Performance Shares granted hereby be modified, the Committee or the Board of Directors shall have the right and power to amend the Agreement, or otherwise modify the terms of the award of Performance Shares granted hereby, without the consent of the Participant and irrespective of whether such modification is (i) consistent with the terms of the Plan, or (ii) adverse to the Participant. In addition, with the consent of the Participant, the Committee may amend this Agreement in a manner not inconsistent with the Plan.

        IN WITNESS WHEREOF, Highland and the Participant have duly executed this Agreement as of the day and year first above written.

                                                HIGHLAND FEDERAL BANK, A
                                                FEDERAL SAVINGS BANK

                                                By:
                                                   -------------------------
                                                Name:
                                                Title:


                                                PARTICIPANT


                                                ----------------------------
                                                Signature

                                                ----------------------------
                                                Printed Name

                                                ----------------------------
                                                Street Address

                                                ----------------------------
                                                City, State and Zip Code

                                                ----------------------------
                                                Social Security Number